                                                                       Exhibit A


                             JOINT FILING AGREEMENT
                             ----------------------

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Shares of Starwood Financial Trust and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of October 26, 1999.

                LAZARD FRERES REAL ESTATE FUND II L.P.

                By: Lazard Freres Real Estate Investors L.L.C., General Partner

                    By: /s/ John A. Moore
                        --------------------------------------------
                        Name: John A. Moore
                        Title: Principal and Chief Financial Officer

                LAZARD FRERES REAL ESTATE OFFSHORE FUND II L.P.

                By: LF Real Estate Investors Company, General Partner

                    By: /s/ Douglas N. Wells
                        -------------------------------------------
                        Name: Douglas N. Wells
                        Title: Authorized Signatory

                LF OFFSHORE INVESTMENT, L.P.

                By: LF Real Estate Investors Company, General Partner

                    By: /s/ Douglas N. Wells
                        -------------------------------------------
                        Name: Douglas N. Wells
                        Title: Authorized Signatory

                LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                By: /s/ John A. Moore
                    --------------------------------------------
                    Name: John A. Moore
                    Title: Principal and Chief Financial Officer

                LF REAL ESTATE INVESTORS COMPANY

                By: /s/ Douglas N. Wells
                    -------------------------------------------
                    Name: Douglas N. Wells
                    Title: Authorized Signatory

                LAZARD FRERES  & CO. LLC

                By: /s/ Scott D. Hoffman
                    -------------------------------------------
                    Name: Scott D. Hoffman
                    Title: Managing Director

                COMPAGNIE FRANCAISE DE PARTICIPATIONS ET D'ASSURANCES

                By: /s/ Bruno Keller
                    -------------------------------------------
                    Name: Bruno Keller
                    Title: President and Director General



                EURAFRANCE

                By: /s/ Bruno Keller
                    -------------------------------------------
                    Name: Bruno Keller
                    Title: Secretaire General


                                       18